Supplement to the
Fidelity® California AMT Tax-Free Money Market Fund
Institutional Class
April 29, 2011
Prospectus

The following information replaces similar information found under the heading "Fee Table" in the "Fund Summary" section on page 4.

This example helps compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$ 20
3 years	$ 64
5 years	$ 113
10 years	$ 255
CAM-12-01  April 4, 2012
1.857353.109

Supplement to the
Fidelity® California AMT Tax-Free Money Market Fund
Service Class
April 29, 2011
Prospectus

The following information replaces similar information found under the heading "Fee Table" in the "Fund Summary" section on page 4.

This example helps compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$ 46
3 years	$ 144
5 years	$ 252
10 years	$ 567
CAMS-12-01  April 4, 2012
1.857352.109